Exhibit 99.1

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	TVI CORPORATION	Date Filed:	09/18/2009

Case Number:	09-15677	SIC Code:	339900

Month (or portion) covered by this report:	August 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	Sept. 17, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Chief Financial Officer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☒	☐

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT? ***	☒	☐	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

*** Utility escrow account opened on May 11, 2009

Exhibit 5

09-15677

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$582,024.61

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	-$	1,540,803.71

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)			$582,024.61

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		-$	1,540,803.71

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH	-$	958,779.10

Exhibit 5

09-15677

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$992,897.28

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,263,137.99

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	70

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	62

PROFESSIONAL FEES

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$206,782.20

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$859,252.68

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$458,135.62

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$1,805,765.48

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$261,023.05

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$1,521,161.74

Exhibit 5

09-15677

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15677
TVI CORPORATION
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month August 1, 2009 to August 31, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$1,562,721.93
Total Disbursements from Payroll Account	(Note 2)	+ $	$65,375.49
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$1,628,097.42

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of August 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$41,311	$—	$—	$—	$41,311
Accounts receivable - trade, net	1,140,176	487,245	362,595	—	1,990,016
Inventories, net	1,963,432	1,835,731	—	—	3,799,163
Income taxes receivable *	—	—	—	—	—
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	681,389	329,134	53,964	—	1,064,487
Total current assets	3,826,308	2,652,110	2,658,559	—	9,136,977

PROPERTY, PLANT AND EQUIPMENT, NET	278,140	5,440,263	—	—	5,718,402

OTHER ASSETS
Intangible assets, net	213,077	31,460	—	—	244,537
Receivable from subsidiary	6,014,877	—	—	—	6,014,877
Other	47,971	—	—	—	47,971
Total other assets	6,275,925	31,460	—	—	6,307,385

TOTAL ASSETS	$10,380,373	$8,123,832	$2,658,559	$—	$21,162,764

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
DIP Line of credit	$10,079,477	$—	$—	$—	$10,079,477
Accounts payable	1,727,649	1,201,672	1,552,148	—	4,481,469
Accrued expenses	1,365,236	476,339	891,425	—	2,733,000
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,060,827	48,280	—	—	17,109,106
Total current liabilities	30,233,189	1,799,055	2,443,573	—	34,475,816

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	243,862	—	—	243,862
Payable to parent company	—	5,799,891	214,986	—	6,014,877
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	6,324,777	214,986	—	6,645,963

TOTAL LIABILITIES	30,339,389	8,123,833	2,658,559	—	41,121,780

STOCKHOLDERS’ DEFICIT

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Accumulated deficit	(47,263,182)	—	—	—	(47,263,182)
TOTAL STOCKHOLDERS’ DEFICIT	(19,959,016)	—	—	—	(19,959,016)

TOTAL LIABILITIES AND DEFICIT	$10,380,373	$8,123,833	$2,658,559	$—	$21,162,764

* Income taxes are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended August 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$337,799	$447,676	$73,412	$—	$858,887

COST OF REVENUE	216,582	366,482	14,774	—	597,838

GROSS PROFIT	121,217	81,194	58,638	—	261,049

OPERATING EXPENSES
Selling, general and administrative expenses	265,829	259,158	217,707	—	742,694
Research and development expenses	41,374	47,398	—	—	88,773

Total operating expenses	307,204	306,556	217,707	—	831,467

OPERATING INCOME/(LOSS)	(185,987)	(225,362)	(159,069)	—	(570,418)

INTEREST AND OTHER (EXPENSE), NET	(120,286)	3	—	—	(120,283)
FORGIVENESS OF DEBT	13,620	11,051	—	—	24,671

INCOME/(LOSS) BEFORE INCOME TAXES	(292,653)	(214,308)	(159,069)	—	(666,030)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(292,653)	$(214,308)	$(159,069)	$—	$(666,030)

* Income tax (expense) benefit is pending.

TVI Corporation

Case No. 09-15677

Exhibit B - Cash Receipts

August 1, 2009 through August 31, 2009

Deposit Date	Payor	Description	Amount

8/3/2009	Grainger	Receivable Payment	$23,298.75
8/3/2009	Grainger Sourcing	Receivable Payment	129.00
8/3/2009	Life Safety Systems	Receivable Payment	7,790.72
8/3/2009	Lynn Peavey Company	Receivable Payment	347.94
8/3/2009	NANA PACIFIC LLC	Receivable Payment	6,396.10
8/3/2009	SAIC ABINGDON	Receivable Payment	71,858.79
8/3/2009	YAKIMA VALLEY MEMORIAL HOSPITAL	Receivable Payment	50.19
8/5/2009	Ephrata Community Hospital	Receivable Payment	1,079.00
8/5/2009	METHUEN FIRE DEPT.	Receivable Payment	438.83
8/5/2009	Office of Acquisition Management	Receivable Payment	35,443.52
8/5/2009	THE CHILDREN’S HOSPITAL	Receivable Payment	274.00
8/5/2009	TRYCO INCORPORATED	Receivable Payment	41,191.54
8/7/2009	SAIC ABINGDON	Receivable Payment	527.85
8/10/2009	319th Medical Group/SGSLM	Receivable Payment	10.83
8/10/2009	435TH MDSS/SGSL	Receivable Payment	561.77
8/10/2009	Ferno-Washington, Inc.	Receivable Payment	3,514.40
8/10/2009	Grainger	Receivable Payment	24,658.50
8/10/2009	SAFE KIDS TARRANT COUNTY	Receivable Payment	88.99
8/10/2009	The Williamsport Hospital & Medical Center	Receivable Payment	148.84
8/12/2009	HOLY FAMILY HOSPITAL	Receivable Payment	175.41
8/13/2009	SAIC ABINGDON	Receivable Payment	5,643.45
8/14/2009	D J MANUFACTURING CORP.	Receivable Payment	41,989.94
8/14/2009	SAFE KIDS of Maricopa Co.	Receivable Payment	638.00
8/17/2009	319th Medical Group/SGSLM	Receivable Payment	18.00
8/17/2009	UNITED STATES ARMY	Receivable Payment	2,863.38
8/17/2009	US Army Medical Research Institute	Receivable Payment	199.76
8/19/2009	University Physicians Healthcare	Receivable Payment	436.78
8/20/2009	NANA PACIFIC LLC	Receivable Payment	6,452.42
8/20/2009	CBIZ	COBRA Payment	4,002.22
8/21/2009	34th Civil Support Team	Receivable Payment	107.12
8/21/2009	Aramsco Corporate Office	Receivable Payment	60.75
8/21/2009	Montgomery Co. Fire & Rescue	Receivable Payment	432.00
8/24/2009	BROOKLINE FIRE DEPARTMENT	Receivable Payment	998.13
8/24/2009	Fisher Scientific	Receivable Payment	18,409.50
8/24/2009	IAP WORLD SERVICES, INC.	Receivable Payment	4,967.42
8/24/2009	Life Safety Systems	Receivable Payment	102,967.48
8/25/2009	EMERGENCY PREPAREDNESS	Receivable Payment	2,400.00
8/25/2009	NANA PACIFIC LLC	Receivable Payment	201.60
8/26/2009	Aramsco Corporate Office	Receivable Payment	15,546.75
8/27/2009	Texas National Guard 6th WMD Civil Support	Receivable Payment	1,421.00
8/27/2009	MEDICAL SUPPLY OFFICER FT LEONARDWOOD	Receivable Payment	131.98
8/27/2009	ST. NICHOLAS HOSPITAL	Receivable Payment	294.44
8/27/2009	T & T HARDWARE CO.,INC.	Receivable Payment	104.95
8/28/2009	SAIC ABINGDON	Receivable Payment	133,207.25
8/31/2009	Randolph Air Fore Base	Receivable Payment	13,920.80
8/31/2009	Aramsco Corporate Office	Receivable Payment	5,939.25
8/31/2009	Lynn Peavey Company	Receivable Payment	685.27

	TOTAL		$582,024.61

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/02/09	SUNOCO SVC STATION	FUEL	$38.70
08/02/09	WAL-MART	OFFICE SUPPLIES	73.11
08/03/09	CON-WAY FREIGHT INC.	TRADE VENDOR	122.26
08/03/09	GLENN DALE BUSINESS CENTER, LLC	TRADE VENDOR	69,425.07	(2)
08/03/09	ADVANCE AUTO PARTS	AUTO EXPENSE	9.99
08/03/09	FACTORY DIRECT PIPE	JOB SUPPLIES	327.75
08/03/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	628.94
08/03/09	J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	659.17
08/03/09	AMERICAN EXPRESS	MERCHANT FEE	4.95
08/04/09	NIEDNER/TYCO	TRADE VENDOR	817.52
08/04/09	ADVANCED EQUIPMENT	TRADE VENDOR	2,100.00	(3)
08/04/09	GENESIS ARTISTS VILLAGE	JOB SUPPLIES	360.00
08/04/09	KMART	JOB SUPPLIES	5.90
08/04/09	LOMA INTERNATIONAL	JOB SUPPLIES	648.00
08/04/09	OLD BOWIE TOWN GRILLE	BUSINESS MEAL	45.16
08/04/09	THE STROUSE CORPORATION	TRADE VENDOR	649.30
08/05/09	BIOPLASTICS COMPANY	TRADE VENDOR	429.05
08/05/09	TED THORSEN MATERIAL HANDLING	TRADE VENDOR	8,563.00
08/05/09	SAINT-GOBAIN PERFORMANCE PLASTICS	TRADE VENDOR	11,545.85	(3)
08/05/09	AVNET ELECTRONICS	TRADE VENDOR	48.93
08/05/09	AVNET ELECTRONICS	TRADE VENDOR	370.00
08/05/09	SUNOCO SVC STATION	FUEL	36.86
08/05/09	USPS.COM	OFFICE SUPPLIES	15.77
08/05/09	BB&T BANK	INTEREST	74,826.90
08/05/09	BB&T BANK	INTEREST	47,339.65
08/05/09	AMERICAN EXPRESS	MERCHANT FEE	166.88
08/06/09	VISION SERVICE PLAN	BENEFITS	585.53	(1)
08/06/09	AFLAC	BENEFITS	2,069.96	(1)
08/06/09	BB&T BANK	FEES	150.00
08/06/09	SHARON MERRILL ASSOCIATES, INC.	TRADE VENDOR	7,360.91
08/06/09	MERRILL COMMUNICATIONS LLC	TRADE VENDOR	8,130.00
08/06/09	TYDINGS & ROSENBERG LLP	CREDITOR COMMITTEE COUNSEL	13,325.75	(1)
08/06/09	THE LIVINGSTON GROUP LLC	TRADE VENDOR	15,000.00
08/06/09	WILLIS OF MARYLAND INC	BENEFITS	9,487.00	(1)
08/06/09	MCMASTER-CARR SUPPLY CO.	TRADE VENDOR	175.30
08/06/09	UNITED PARCEL SERVICES	TRADE VENDOR	218.23
08/06/09	CINTAS FIRST AID & SAFETY	TRADE VENDOR	263.56
08/06/09	CT CORPORATION	TRADE VENDOR	308.00
08/06/09	MASTERMAN’S	TRADE VENDOR	426.24
08/06/09	MICHAEL FOOKSMAN	TRADE VENDOR	630.00
08/06/09	STEVENSON’S JANITORAL SERVICE	TRADE VENDOR	750.00
08/06/09	AMERICAN STOCK TRANSFER	TRADE VENDOR	1,000.00
08/06/09	KEYSTONE SEWING MACHINE CO.	TRADE VENDOR	1,117.38
08/06/09	GERBER TECHNOLOGY,INC	TRADE VENDOR	1,215.95
08/06/09	R&L TRUCK LOAD SERVICES	TRADE VENDOR	1,403.85
08/06/09	MONTEREY BAY CORPORATION	TRADE VENDOR	1,538.55
08/06/09	UPS FREIGHT	TRADE VENDOR	1,900.14
08/06/09	TYCO ELECTRONICS CORPORATION	TRADE VENDOR	4,644.00
08/06/09	TIPCO TECHNOLOGIES INC.	TRADE VENDOR	5,672.15
08/06/09	WASHINGTON GAS	UTILITY	77.45
08/06/09	VERIZON	UTILITY	130.96
08/06/09	SPEAKEASY	UTILITY	410.32
08/06/09	SPRINT	UTILITY	2,157.44
08/06/09	BALTIMORE GAS & ELECTRIC	UTILITY	12,585.68
08/06/09	AICCO, INC.	BENEFITS	11,929.58	(1)
08/06/09	ALLIED ELECTRONICS INC.	TRADE VENDOR	358.30
08/06/09	OLD BOWIE TOWN GRILLE	BUSINESS MEAL	62.47
08/06/09	SOUTHWEST AIR	TRAVEL EXPENSE	424.60
08/06/09	BB&T BANK	BANK FEES	500.00
08/07/09	TYCO ELECTRONICS CORPORATION	TRADE VENDOR	939.67	(3)
08/07/09	VANGUARD	TRADE VENDOR	1,004.83	(3)

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/07/09	BONDCOTE CORPORATION	TRADE VENDOR	1,086.83	(3)
08/07/09	FLEXFIRM PRODUCTS, INC.	TRADE VENDOR	1,820.57	(3)
08/07/09	AALADIN INDUSTRIES INC	TRADE VENDOR	9,194.00	(3)
08/07/09	T.A. PELSUE COMPANY	TRADE VENDOR	14,381.87	(3)
08/07/09	SPORT FIT	REFUND	(156.00)
08/07/09	ULINE	SHIPPING SUPPLIES	134.50
08/07/09	ADP	PAYROLL FEES	584.90
08/07/09	ADP	PAYROLL FEES	206.74
08/10/09	DISCOUNT OFFICE ITEMS	OFFICE SUPPLIES	302.43
08/10/09	EXXONMOBIL	FUEL	38.02
08/10/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	437.76
08/10/09	RADIANTGUARD.COM	JOB SUPPLIES	509.36
08/10/09	UNION 76	FUEL	25.77
08/10/09	UNITED COOLAIR CORP.	JOB SUPPLIES	124.00
08/10/09	WASP BAR CODE TECHNICIANS	JOB SUPPLIES	203.00
08/10/09	AMERICAN FUNDS	401K	4,320.01
08/10/09	AMERICAN FUNDS	401K	2,315.77
08/11/09	JEROME CASTER CO LTD	TRADE VENDOR	1,449.00
08/11/09	LEX PRODUCTS	TRADE VENDOR	1,982.40
08/11/09	LAUBE TECHNOLOGY	TRADE VENDOR	8,966.75
08/11/09	HSBC	TRADE VENDOR	10,243.99
08/11/09	UNITED COOLAIR CORPORATION	TRADE VENDOR	42,781.00
08/11/09	GENPRO POWER SYSTEMS INC.	TRADE VENDOR	57,897.00
08/11/09	ALLIED ELECTRONICS INC.	TRADE VENDOR	503.54
08/11/09	ALLIED ELECTRONICS INC.	TRADE VENDOR	806.88
08/11/09	ATLANTA ARMY NAVY SUPPLY	JOB SUPPLIES	269.00
08/11/09	CHEVRON	FUEL	45.57
08/11/09	FACTORY EXPRESS	JOB SUPPLIES	274.00
08/11/09	HAMPTON INN & SUITES	TRAVEL EXPENSE	189.28
08/11/09	ITT RULE	JOB SUPPLIES	15.26
08/11/09	THE HOME DEPOT	JOB SUPPLIES	245.79
08/11/09	ULINE	SHIPPING SUPPLIES	69.50
08/11/09	WBC INDUSTRIES INC.	TRADE VENDOR	300.00
08/11/09	ADP	NET PAYROLL	36,856.71
08/12/09	7-ELEVEN	FUEL	24.35
08/12/09	ACE HARDWARE OUTLET	JOB SUPPLIES	88.44
08/12/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	366.45
08/12/09	EXXONMOBIL	FUEL	45.62
08/12/09	FERGUSON ENTERPRISES	TRADE VENDOR	370.44
08/12/09	FERGUSON ENTERPRISES	TRADE VENDOR	2,859.58
08/12/09	SOUTHWEST AIR	TRAVEL EXPENSE	424.60
08/12/09	TEN CATE NICOLON	JOB SUPPLIES	1,187.50
08/12/09	WBC INDUSTRIES INC.	TRADE VENDOR	2,568.00
08/12/09	ADP	NET PAYROLL	47,130.54
08/12/09	ADP	NET PAYROLL TAXES	24,653.63
08/12/09	ADP	NET PAYROLL TAXES	18,265.79
08/13/09	DILLON TAX CONSULTING	TRADE VENDOR	3,874.14
08/13/09	HAROLD J. SYKORA	TRADE VENDOR	6,000.00
08/13/09	UNUM LIFE INSURANCE COMPANY	BENEFITS	4,761.74
08/13/09	OX BOX	TRADE VENDOR	133.44
08/13/09	DEER PARK SPRING WATER	TRADE VENDOR	170.59
08/13/09	DAMILIC CORPORATION	TRADE VENDOR	213.37
08/13/09	M&M SPECIALTIES	TRADE VENDOR	308.00
08/13/09	MICHAEL FOOKSMAN	TRADE VENDOR	770.00
08/13/09	EDMOND PRICE	TRADE VENDOR	1,075.00
08/13/09	STEVENSON’S JANITORAL SERVICE	TRADE VENDOR	1,076.11
08/13/09	R&L TRUCK LOAD SERVICES	TRADE VENDOR	1,174.03
08/13/09	UNITED PARCEL SERVICES	TRADE VENDOR	1,333.67
08/13/09	TOP VALUE FABRICS	TRADE VENDOR	2,750.00
08/13/09	ENERCO GROUP, INC.	TRADE VENDOR	5,780.00
08/13/09	ANTIETAM COMMUNICATIONS	UTILITY	49.82

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/13/09	VERIZON WIRELESS	UTILITY	2,223.39
08/13/09	BANK DIRECT CAPITAL FINANCE, LLC	INSURANCE	19,423.58	(1)
08/13/09	BOWLES FLUIDICS CORP.	TRADE VENDOR	1,073.00
08/13/09	VANGUARD	TRADE VENDOR	3,240.40
08/13/09	SIGNATURE FENCING AND FLOORING	TRADE VENDOR	3,363.97
08/13/09	BONDCOTE CORPORATION	TRADE VENDOR	6,346.47
08/13/09	STRUCTURAL PLASTICS CORP.	TRADE VENDOR	10,538.58
08/13/09	DUNKIN DONUTS	BUSINESS MEAL	47.96
08/13/09	HAMPTON INN & SUITES	TRAVEL EXPENSE	99.68
08/13/09	ITT RULE	JOB SUPPLIES	41.38
08/13/09	KMART	JOB SUPPLIES	7.16
08/13/09	TOP VALUE FABRICS	JOB SUPPLIES	382.50
08/13/09	ADP	NET PAYROLL CHECKS	21,083.66
08/13/09	ADP	NET PAYROLL CHECKS	18,000.00
08/14/09	ADP	NET PAYROLL CHECKS	205.08
08/14/09	CHANNAS BUFFET	BUSINESS MEAL	26.70
08/14/09	GRAYBAR ELECTRIC	TRADE VENDOR	280.00
08/14/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	625.99
08/14/09	AMERICAN FUNDS	401K	4,349.26
08/14/09	AMERICAN FUNDS	401K	2,008.08
08/15/09	ADOBE SYSTEMS INC.	COMPUTER SOFTWARE	14.99
08/16/09	SIMPLIFIED	JOB SUPPLIES	207.96
08/17/09	FACTORY DIRECT PIPE	JOB SUPPLIES	494.00
08/17/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	40.89
08/17/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	59.30
08/17/09	JASPER’S	BUSINESS MEAL	56.17
08/17/09	LOMA INTERNATIONAL	JOB SUPPLIES	1,206.96
08/17/09	LOMA INTERNATIONAL	JOB SUPPLIES	1,949.25
08/17/09	TARGET	JOB SUPPLIES	103.82
08/17/09	WBC INDUSTRIES INC.	TRADE VENDOR	358.40
08/17/09	BB&T MERCHANT SERVICES	MERCHANT FEE	4,334.15
08/17/09	CBIZ	FLEXIBLE SPENDING	460.74
08/18/09	MARK N. HAMMOND	BOARD FEES	1,500.00
08/18/09	RICHARD SULLIVAN	BOARD FEES	1,500.00
08/18/09	TODD L. PARCHMAN	BOARD FEES	3,375.00
08/18/09	ATTM	UTILITY	224.29
08/18/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	240.13
08/18/09	J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	687.85
08/18/09	PAM NARROW FABRICS CO.	TRADE VENDOR	285.00
08/18/09	PROPAC	TRADE VENDOR	1,208.86
08/18/09	SUNOCO SVC STATION	FUEL	38.91
08/19/09	BRIDGEVILLE BP	FUEL	53.65
08/19/09	N.Y.A.J.	TRAVEL EXPENSE	67.65
08/19/09	STAPLES	OFFICE SUPPLIES	66.35
08/20/09	AMERICAN HONDA FINANCE CORP	AUTO EXPENSE	940.89
08/20/09	MERRILL COMMUNICATIONS LLC	TRADE VENDOR	1,415.00
08/20/09	MILES & STOCKBRIDGE P.C.	BANK LEGAL COUNSEL	22,671.65
08/20/09	UNITED HEALTHCARE INSURANCE CO.	BENEFITS	55,176.09	(1)
08/20/09	NEOPOST INC.	TRADE VENDOR	79.02
08/20/09	SEKO	TRADE VENDOR	153.00
08/20/09	R&L CARRIERS	TRADE VENDOR	404.37
08/20/09	AMAZON HOSE & RUBBER CO.	TRADE VENDOR	510.05
08/20/09	IRON MOUNTAIN RECORDS MANAGEMENT	TRADE VENDOR	900.12
08/20/09	A & B CONCEPT SOLUTIONS	TRADE VENDOR	962.00
08/20/09	AMERICAN PACKING & SHIPPING	TRADE VENDOR	1,046.31
08/20/09	MICHAEL FOOKSMAN	TRADE VENDOR	1,120.00
08/20/09	UPS FREIGHT	TRADE VENDOR	1,229.13
08/20/09	UNITED PARCEL SERVICES	TRADE VENDOR	1,959.12
08/20/09	MCMASTER-CARR SUPPLY CO.	TRADE VENDOR	3,502.31
08/20/09	LYNDEN AIR FREIGHT	TRADE VENDOR	4,804.46
08/20/09	MONTEREY BAY CORPORATION	TRADE VENDOR	6,196.10

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/20/09	GRAYBAR	TRADE VENDOR	8,341.80
08/20/09	PAETEC COMMUNICATIONS, INC.	UTILITY	8.04
08/20/09	RING 2 COMMUNICATIONS LLC	UTILITY	44.79
08/20/09	GLOBAL TELECOMMUNICATIONS BROKERS	UTILITY	1,738.67
08/20/09	BUCCINO & ASSOCIATES	CH 11 PROFESSIONAL	80,429.99
08/20/09	JAMESON L.L.C.	TRADE VENDOR	13,408.00
08/20/09	DENNY’S	TRAVEL EXPENSE	84.39
08/20/09	FRANK W WINNE & SON INC.	JOB SUPPLIES	37.50
08/20/09	NORTHERN TOOLS	JOB SUPPLIES	2,640.00
08/20/09	SUNOCO SVC STATION	FUEL	41.25
08/21/09	THE STROUSE CORPORATION	TRADE VENDOR	315.74
08/21/09	BB&T BANK	BANK FEES	141.48
08/21/09	ADP	PAYROLL FEES	630.70
08/21/09	ADP	PAYROLL FEES	282.91
08/21/09	BB&T BANK	BANK FEES	1,781.45
08/21/09	CBIZ	FLEXIBLE SPENDING	150.00
08/24/09	SEAMAN CORPORATION	TRADE VENDOR	4,250.40
08/24/09	VESTIL MANUFACTURING CORP	TRADE VENDOR	10,566.30
08/24/09	FACTORY DIRECT PIPE	JOB SUPPLIES	121.50
08/24/09	LIFETIME PRODUCTS INC.	JOB SUPPLIES	2,046.00
08/24/09	J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	251.25
08/24/09	R & L CARRIERS INC.	TRADE VENDOR	953.59
08/24/09	THE STROUSE CORPORATION	TRADE VENDOR	832.86
08/24/09	WW GRAINGER	TRADE VENDOR	627.00
08/24/09	BB&T BANK	BANK FEES	5.00
08/25/09	EDMOND PRICE	TRADE VENDOR	1,180.15
08/25/09	BUCCINO & ASSOCIATES	CH 11 PROFESSIONAL	13,755.76
08/25/09	DUANE MORRIS LLP	CH 11 PROFESSIONAL	56,658.07
08/25/09	FEDERAL FABRICS-FIBERS INC.	TRADE VENDOR	32,569.46
08/25/09	ABC INDUSTRIES INC	TRADE VENDOR	1,308.00
08/25/09	DIGI KEY CORP	JOB SUPPLIES	171.35
08/25/09	FERGUSON ENTERPRISES	TRADE VENDOR	927.00
08/25/09	R & L CARRIERS INC.	TRADE VENDOR	569.58
08/25/09	SCOTTY	JOB SUPPLIES	930.29
08/25/09	WBC INDUSTRIES INC.	TRADE VENDOR	187.95
08/25/09	WBC INDUSTRIES INC.	TRADE VENDOR	360.00
08/25/09	ADP	NET PAYROLL	47,011.36
08/25/09	ADP	NET PAYROLL	31,865.58
08/26/09	GRACES	BUSINESS MEAL	72.42
08/26/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	49.67
08/26/09	MARYLAND ASSOC OF CPA	LICENSING	265.00
08/26/09	SEAMAN CORPORATION	TRADE VENDOR	1,583.10
08/26/09	SHELL OIL	FUEL	20.01
08/26/09	THE HOME DEPOT	JOB SUPPLIES	14.59
08/26/09	THE HOME DEPOT	JOB SUPPLIES	42.12
08/26/09	THE PARKWAY RESTAURANT	TRAVEL EXPENSE	71.26
08/26/09	WBC INDUSTRIES INC.	TRADE VENDOR	190.00
08/26/09	ADP	NET PAYROLL TAXES	23,950.94
08/26/09	ADP	NET PAYROLL TAXES	15,767.13
08/27/09	DON WILSON, CONSULTANT	TRADE VENDOR	7,601.79
08/27/09	MILES & STOCKBRIDGE P.C.	BANK LEGAL COUNCIL	40,540.98
08/27/09	TYCO ELECTRONICS CORPORATION	TRADE VENDOR	25.00
08/27/09	UNITED PARCEL SERVICES	TRADE VENDOR	91.79
08/27/09	KABAR MANUFACTURING CORPORATION	TRADE VENDOR	250.00
08/27/09	WM OF GREATER WASHINGTON	TRADE VENDOR	312.56
08/27/09	GERBER TECHNOLOGY,INC	TRADE VENDOR	381.67
08/27/09	MICHAEL FOOKSMAN	TRADE VENDOR	840.00
08/27/09	SEKO	TRADE VENDOR	900.00
08/27/09	BIOPLASTICS COMPANY	TRADE VENDOR	1,413.00
08/27/09	FLEXFIRM PRODUCTS, INC.	TRADE VENDOR	8,604.00
08/27/09	AALADIN INDUSTRIES INC	TRADE VENDOR	63,447.14

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/27/09	R&L CARRIERS	TRADE VENDOR	4,616.54
08/27/09	HOULIHAN SMITH & COMPANY INC.	VALUATION FEES	37,500.00
08/27/09	JASPER’S	BUSINESS MEAL	68.47
08/27/09	PAM NARROW FABRICS CO.	TRADE VENDOR	545.00
08/27/09	SUNOCO SVC STATION	FUEL	35.84
08/27/09	ADP	NET PAYROLL CHECKS	20,597.98
08/28/09	STEVENSON’S JANITORAL SERVICE	TRADE VENDOR	1,500.00
08/28/09	BEST BUY	OFFICE SUPPLIES	105.99
08/28/09	DISCOUNT OFFICE ITEMS	OFFICE SUPPLIES	302.94
08/28/09	OFFICE DEPOT	OFFICE SUPPLIES	42.39
08/28/09	THE FILTREX CORP	JOB SUPPLIES	1,516.80
08/28/09	THE RITZ CARLTON F&B	TRAVEL EXPENSE	254.30
08/28/09	ADP	PAYROLL FEES	1,003.03
08/28/09	CBIZ	FLEXIBLE SPENDING	466.13
08/28/09	ADP	PAYROLL FEES	449.28
08/31/09	SOUTHWEST AIR	TRAVEL EXPENSE	290.20
08/31/09	BB&T BANK	INTEREST	77,321.13
08/31/09	BB&T BANK	INTEREST	42,465.02

	TOTAL AUGUST 2009 EXPENSES	Total Expenses per Exhibit 5	1,540,803.71

		Less credit card charges above	(43,786.74)
		Plus payments on credit cards	81,371.11

		Disbursements per Exhibit F	1,578,388.08

		Less outstanding checks at 8/31/09	(130,333.41)
		Plus July checks cleared in August:	45,710.42
		Plus payments in August on behalf of:
		Safety Tech International, Inc. (Case No. 09-15684)	97,926.57
		Signature Special Event Services, Inc. (Case No. 09-15686)	36,405.76

		Disbursements per Exhibit 6	$1,628,097.42

(1) Represents payment made on behalf of TVI Corporation, Safety Tech International, Inc. (Case No. 09-15684) and Signature Special Event Services, Inc. (Case No. 09-15686)
(2) Portion of monthly rent payment is made on behalf of Safety Tech International, Inc. (Case No. 09-15684).
(3) Prepetition payment to critical vendor

TVI Corporation

Case No. 09-15677

Exhibit D - Money Owed

August 31, 2009

Vendor Name	Due Date	Purpose	Amount
AFLAC	Current	Benefits	$1,029.67
ALPHAGRAPHICS	Current	Trade	285.68
Baltimore Gas & Electric	Current	Utilities	11,789.18
BB&T Financial, FSB	Credit Cards	Credit Cards	14,269.55
BioPlastics	Current	Trade	1,000.00
BondCote Corporation	Current	Trade	12,774.96
Bowles Fluidics Corp.	Current	Trade	6,395.00
BUCCINO & ASSOCIATES	Upon Approval	Fees	273,850.44
CENTURION RESEARCH SOLUTIONS	Current	Trade	3,125.00
DILLON TAX CONSULTING	Current	Fees	2,612.57
DUANE MORRIS	Upon Approval	Fees	413,079.23
EC LINC	Current	Trade	446.64
Flexfirm Products, Inc.	Current	Trade	2,155.00
Livingston Group	Upon Approval	Fees	15,000.00
MICHAEL FOOKSMAN	Current	Trade	560.00
GROSS MENDELSOHN	Upon Approval	Fees	24,902.00
Masterman’s	Current	Trade	26.82
McMaster-Carr Supply Co.	Current	Trade	988.31
Miles & Stockbridge	Upon Approval	Fees	74,006.04
PAETEC COMMUNICATIONS, INC.	Current	Utilities	10.29
T.A. Pelsue Company	Current	Trade	2,467.68
PRINCE GEORGE’S COUNTY MD	Current	Taxes	4,011.74
R&L Carriers	Current	Trade	1,202.08
Reflexite Corp.	Current	Trade	14,588.80
Southstar Supply Company	Current	Trade	174.60
SPEAKEASY	Current	Utilities	385.37
SPRINT	Current	Utilities	910.97
Tipco Technologies Inc.	Current	Trade	9,861.97
Troutman	Upon Approval	Fees	25,000.00
Tyco Electronics Corporation	Current	Trade	458.82
TYDINGS & ROSENBERG LLP	Upon Approval	Fees	70,901.35
United Electronics Corporation	Current	Trade	2,444.27
United Parcel Services	Current	Trade	632.01
VANGUARD	Current	Trade	840.00
Valco/Valley Tool & Die, Inc	Current	Trade	68.11
VERIZON	Current	Utilities	121.13
WB Machining, Inc.	Current	Trade	522.00

Total Amount Due			$992,897.28

TVI Corporation

Case No. 09-15677

Exhibit E - August 31, 2009

Customer Name	Current	Over 30 Days	Over 60 Days	Over 90 Days	Over 120 Days	Total Amount Due
11th CST WMD	$193.10	$—	$—	$—	$—	$193.10
US ARMY CONTRACTING COMMAND	—	—	9,752.84	—	—	9,752.84
AMALFI GROUP, INC.	—	—	—	—	29,343.90	29,343.90
American Apparel, Inc.	—	11,825.52	—	—	—	11,825.52
Aramsco Corporate Office	607.50	17,176.50	—	—	—	17,784.00
BETHEL INDUSTRIES, INC.	10,607.70	—	—	—	—	10,607.70
BROOKLINE FIRE DEPARTMENT	264.00	—	—	—	—	264.00
CARDINAL HEALTH	—	—	—	—	960.78	960.78
CARTER ENTERPRISES, LLC.	12,522.98	—	—	—	—	12,522.98
Central Intelligence Agency	—	66,523.00	—	—	—	66,523.00
CITY OF MARSHALL	—	—	—	—	27,083.17	27,083.17
CLARENDON MEMORIAL HOSPITAL	35.95	—	—	—	—	35.95
Commando Military Supply	800.71	—	—	—	—	800.71
CONWAY ANIMAL WELFARE	—	2,172.44	—	—	—	2,172.44
D J MANUFACTURING CORP.	41,860.00	—	—	—	—	41,860.00
U.S. PROPERTY & FISCAL OFFICE	—	—	—	—	(380.98)	(380.98)
SAIC - ABINGDON	—	—	412,415.50	—	—	412,415.50
EMMCO EAST, INC.	9,374.74	—	—	—	—	9,374.74
FAUQUIER HOSPITAL	—	—	250.00	—	—	250.00
Ferno-Washington, Inc.	18,560.00	—	—	17,394.40	—	35,954.40
Grainger	141,750.00	51,726.00	—	—	1,947.55	195,423.55
Fisher Scientific	2,298.00	—	12,637.60	3,177.73	7,214.61	25,327.94
FORENSICS SOURCE	—	1,765.27	2,260.81	—	—	4,026.08
ACA, FORT BLISS	—	—	7,493.02	—	26,621.50	34,114.52
ACA, FORT HOOD	—	—	5,039.71	—	—	5,039.71
RTS-MEDICAL	—	13,578.17	—	—	—	13,578.17
ACA, FORT STEWART	—	—	—	—	23,233.95	23,233.95
Global Protection	445.40	1,223.75	1,906.99	—	—	3,576.14
GRANT REGIONAL HEALTH CENTER	310.00	—	—	—	—	310.00
GRIFFIN GROUP INTERNATIONAL, LLC	—	—	—	—	22,295.24	22,295.24
GSA ADVANTAGE SUPPLY	—	—	—	—	267.72	267.72
USCGC HAMILTON	154.15	—	—	—	—	154.15
GUAM POLICE DEPT.	1,188.36	—	—	—	—	1,188.36
GUNDERSEN LUTHERAN	—	—	3,678.00	—	—	3,678.00
75TH MEDICAL GROUP	—	—	507.99	—	—	507.99
Heather Prouse	162.42	—	—	—	—	162.42
IAP WORLD SERVICES, INC.	—	4,967.42	—	—	—	4,967.42
SAIC	288.50	—	—	—	—	288.50
JOHNSON COUNTY HOSPITAL	87.52	—	—	—	—	87.52
Lynn Peavey Company	796.63	—	—	—	(104.80)	691.83
MEHARRY MEDICAL COLLEGE	11,296.47	—	—	—	—	11,296.47
MEMORIAL HOSPITAL	4,316.03	—	—	—	—	4,316.03
MEMORIAL MEDICAL CENTER	52.14	—	—	—	—	52.14
NANA PACIFIC LLC.	17,417.42	—	—	—	—	17,417.42
NGB-ZC-AQ - W9133L	—	—	—	—	2,995.00	2,995.00
North Hudson Regional Fire & Rescue	190.00	—	—	—	—	190.00
MTA LEARNING CENTER	—	—	—	—	4,515.45	4,515.45
OAKWELL INC.	2,492.00	—	—	—	—	2,492.00
PHS/TOLEDO CHILDREN’S HOSPITAL	166.20	—	—	—	—	166.20
Professional Protection Systems LTD	8,977.84	5,924.70	129.60	—	26,804.23	41,836.37
ProActive Technologies, LLC	7,726.80	—	—	—	—	7,726.80
PROVIDENCE ST PETER HOSPITAL	794.23	—	—	—	—	794.23
QUINCY FIRE DEPARTMENT	683.00	—	—	—	—	683.00
REXEL	24,166.12	—	2,196.92	—	—	26,363.04
UR Environmental Health and Safety	196.00	—	—	—	—	196.00
SAFE KIDS TUCSON	—	—	—	131.00	—	131.00
FAMILY, INC.	—	—	6,356.67	—	—	6,356.67
Safe Kids Salt Lake County	—	4,194.00	—	—	—	4,194.00
Safe Kids Elkhart County	55.08	—	—	—	—	55.08
SAIC ABINGDON	—	—	25.47	—	—	25.47
SECRETARY OF STATE	—	1,860.00	—	—	—	1,860.00
SHAMROCK SUPPLY COMPANY, INC.	888.19	—	—	—	—	888.19
SHANDS AT THE UNIVERSITY OF FLORIDA	6,517.35	—	—	—	—	6,517.35
Spark Agency	—	—	—	—	14,920.00	14,920.00
St. Clare Hospital	19.20	—	—	50.16	—	69.36
TSL Aerospace Tech LTD	—	7,805.25	4,371.00	—	—	12,176.25
US ARMY CONTRACTING COMMAND	—	—	—	—	33,417.11	33,417.11
ACA-PACIFIC REGION	6,757.32	—	—	—	—	6,757.32
USPFO for Idaho	—	23,043.72	—	—	—	23,043.72
Veron Office of Emergency Management	13.53	—	—	—	—	13.53
VIRGINIA LAB SUPPLY CORP.	—	—	—	—	269.34	269.34
WA JOINT FORCES HEADQUARTERS	1,243.44	—	—	—	—	1,243.44
WELLSTONE APPAREL, LLC	—	—	—	—	1,503.05	1,503.05
Western Carteret Fire & EMS	394.00	—	—	—	—	394.00

Total Amount Due	$336,670.02	$213,785.74	$469,022.12	$20,753.29	$222,906.82	$1,263,137.99

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

August 1, 2009 through August 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,341,200	$1,434,364	$(906,836)

Cash Disbursements:

Compensation and benefits	581,200	520,704	60,496
Facility costs	195,400	138,329	57,071
Other expenses	252,400	166,909	85,491
Vendor payments	673,389	659,513	13,876
Interest expense	247,000	241,953	5,047
Critical vendor payments	230,877	165,179	65,698
Bank fees and expenses	121,000	66,879	54,121
Chapter 11 expenses	282,000	202,320	79,680
Total disbursements	2,583,266	2,161,786	421,479
Net Cash Use (2)	$(242,066)	$(727,422)	$(485,357)

(1) Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677)
and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of August 31, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.

(2) The negative variance of $485,357 is almost exclusively due to a cash receipt in August which was delayed in the mail.  A wire transfer for $412,415 was subsequently received on September 10, 2009, and would have put the consolidated debtors’ operating results close to its projections for the current month.  The cash receipt will be reported in September.